                                  Exhibit 24.1

                                POWER OF ATTORNEY

         WHEREAS, the undersigned officers and directors of Vestcom International, Inc. desire to authorize Joel Cartun, Brendan Keating and Michael
D. Helfand to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's Annual Report on Form 10-K for the year ended December 31, 1999, including all amendments thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joel Cartun, Brendan Keating and Michael
D. Helfand, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Annual Report on Form 10-K for the year ended December 31, 1999, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of this 24th day of March, 2000.

Signatures                                           Title
----------                                           -----

/s/ Joel Cartun                                      Chairman, Chief Executive Officer and Director
--------------------------------------------
Joel Cartun


/s/ Stephen R. Bova                                  Director
--------------------------------------------
Stephen R. Bova


/s/ Leonard Fassler                                  Director
--------------------------------------------
Leonard Fassler


/s/ Brendan Keating                                  President, Chief Operating Officer and Director
--------------------------------------------
Brendan Keating


/s/ Fred S. Lafer                                    Director
--------------------------------------------
Fred S. Lafer


/s/ Robert J. Levenson                               Director
--------------------------------------------
Robert J. Levenson


/s/ Richard D. White                                 Director
--------------------------------------------
Richard D. White


/s/ Michael D. Helfand                               Executive Vice President, Chief Financial
--------------------------------------------         Officer and Treasurer (Principal and Financial
Michael D. Helfand                                   and Accounting Officer)
